                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Partners Balanced                       Security Description: MET Secondary

Issuer: MetLife, Inc (MET) Secondary                         Offering Type:        US Registered

                                                                                                            IN COMPLIANCE
                REQUIRED INFORMATION                    ANSWER                APPLICABLE RESTRICTION          (YES/NO)
      -----------------------------------------   -------------------   ---------------------------------   -------------
 1.   Offering Date                                   03/03/2011        None                                     YES

 2.   Trade Date                                      03/03/2011        Must be the same as #1                   YES

 3.   Unit Price of Offering                            $43.25          None                                     YES

 4.   Price Paid per Unit                               $43.25          Must not exceed #3                       YES

 5.   Years of Issuer's Operations                    MORE THAN 3       Must be at least three years *           YES

 6.   Underwriting Type                                  FIRM           Must be firm                             YES

 7.   Underwriting Spread                                $0.22          Sub-Adviser determination to be          YES
                                                                        made

 8.   Total Price paid by the Fund                     $129,750         None                                     YES

 9.   Total Size of Offering                        $6,349,520,044      None                                     YES

10.   Total Price Paid by the Fund plus Total        $109,007,300       #10 divided by #9 must not exceed        YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund           GOLDMAN SACHS & CO.   Must not include Sub-Adviser             YES
      purchased (attach a list of ALL                                   affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead                YES           Must be "Yes" or "N/A"                   YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                     /s/
                                     -------------------------------------------
                                     Donna Nascimento, Vice President
                                     J.P. Morgan Investment Management, Inc

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Partners Mid Value                      Security Description: (HCA) IPO

Issuer: HCA Holdings, Inc (HCA) IPO                          Offering Type:        US Registered

                                                                                                            IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION          (YES/NO)
      -----------------------------------------   -------------------   ---------------------------------   -------------
 1.   Offering Date                                   03/09/2011        None                                     YES

 2.   Trade Date                                      03/09/2011        Must be the same as #1                   YES

 3.   Unit Price of Offering                            $30.00          None                                     YES

 4.   Price Paid per Unit                               $30.00          Must not exceed #3                       YES

 5.   Years of Issuer's Operations                    MORE THAN 3       Must be at least three years *           YES

 6.   Underwriting Type                                  FIRM           Must be firm                             YES

 7.   Underwriting Spread                                $1.09          Sub-Adviser determination to be          YES
                                                                        made

 8.   Total Price paid by the Fund                    $2,334,000        None                                     YES


 9.   Total Size of Offering                        $3,786,000,000      None                                     YES

10.   Total Price Paid by the Fund plus Total         $45,000,000       #10 divided by #9 must not exceed        YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund            CITIGROUP GLOBAL     Must not include Sub-Adviser             YES
      purchased (attach a list of ALL                   MARKETS         affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead                YES           Must be "Yes" or "N/A"                   YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                     /s/
                                     -------------------------------------------
                                     Donna Nascimento, Vice President
                                     J.P. Morgan Investment Management, Inc

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Partners Mid Value                      Security Description: (HCP) Secondary

Issuer: HCP, Inc (HCP) Secondary                             Offering Type:        US Registered

                                                                                                            IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION          (YES/NO)
      -----------------------------------------   -------------------   ---------------------------------   -------------
 1.   Offering Date                                   03/22/2011        None                                     YES

 2.   Trade Date                                      03/22/2011        Must be the same as #1                   YES

 3.   Unit Price of Offering                            $36.90          None                                     YES

 4.   Price Paid per Unit                               $36.90          Must not exceed #3                       YES

 5.   Years of Issuer's Operations                    MORE THAN 3       Must be at least three years *           YES

 6.   Underwriting Type                                  FIRM           Must be firm                             YES

 7.   Underwriting Spread                                $1.11          Sub-Adviser determination to be          YES
                                                                        made

 8.   Total Price paid by the Fund                     $619,920         None                                     YES

 9.   Total Size of Offering                        $1,107,000,000      None                                     YES

10.   Total Price Paid by the Fund plus Total         $26,689,770       #10 divided by #9 must not exceed        YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund           MERRILL LYNCH & CO    Must not include Sub-Adviser             YES
      purchased (attach a list of ALL                     INC           affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead                YES           Must be "Yes" or "N/A"                   YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                     /s/
                                     -------------------------------------------
                                     Donna Nascimento, Vice President
                                     J.P. Morgan Investment Management, Inc

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Partners Balanced                       Security Description: (PPL) Secondary

Issuer: PPL Corporation (PPL) Secondary                      Offering Type:        US Registered

                                                                                                            IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION          (YES/NO)
      -----------------------------------------   -------------------   ---------------------------------   -------------
 1.   Offering Date                                   04/11/2011        None                                     YES

 2.   Trade Date                                      04/11/2011        Must be the same as #1                   YES

 3.   Unit Price of Offering                            $25.30          None                                     YES

 4.   Price Paid per Unit                               $25.30          Must not exceed #3                       YES

 5.   Years of Issuer's Operations                    MORE THAN 3       Must be at least three years *           YES

 6.   Underwriting Type                                  FIRM           Must be firm                             YES

 7.   Underwriting Spread                                $0.76          Sub-Adviser determination to be          YES
                                                                        made

 8.   Total Price paid by the Fund                      $48,070         None                                     YES

 9.   Total Size of Offering                        $2,024,000,000      None                                     YES

10.   Total Price Paid by the Fund plus Total         $27,996,980       #10 divided by #9 must not exceed        YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund              CREDIT SUISSE      Must not include Sub-Adviser             YES
      purchased (attach a list of ALL                 SECURITIES        affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead                YES           Must be "Yes" or "N/A"                   YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                     /s/
                                     -------------------------------------------
                                     Donna Nascimento, Vice President
                                     J.P. Morgan Investment Management, Inc

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Partners Balanced                       Security Description: (FSL) IPO

Issuer: Freescale Semiconductor Holdings I, LTD (FSL) IPO    Offering Type:        US Registered

                                                                                                            IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION          (YES/NO)
      -----------------------------------------   -------------------   ---------------------------------   -------------
 1.   Offering Date                                  05/26/2011         None                                     YES

 2.   Trade Date                                     05/26/2011         Must be the same as #1                   YES

 3.   Unit Price of Offering                           $18.00           None                                     YES

 4.   Price Paid per Unit                              $18.00           Must not exceed #3                       YES

 5.   Years of Issuer's Operations                   MORE THAN 3        Must be at least three years *           YES

 6.   Underwriting Type                                 FIRM            Must be firm                             YES

 7.   Underwriting Spread                               $0.81           Sub-Adviser determination to be          YES
                                                                        made

 8.   Total Price paid by the Fund                     $86,400          None                                     YES


 9.   Total Size of Offering                         $783,000,000       None                                     YES


10.   Total Price Paid by the Fund plus Total        $92,655,000        #10 divided by #9 must not exceed        YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund             DEUTSCHE BANK       Must not include Sub-Adviser             YES
      purchased (attach a list of ALL                SECURITIES         affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead               YES            Must be "Yes" or "N/A"                   YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                     /s/
                                     -------------------------------------------
                                     Donna Nascimento, Vice President
                                     J.P. Morgan Investment Management, Inc

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund